Assets Held for Sale	6 Months Ended
Jun. 30, 2023
Discontinued Operations and Assets and Liabilities Held for Sale [Abstract]
Assets Held for Sale	29. ASSETS HELD FOR SALE
Sale of property
Management considered the sale of Santander House and Shenley Wood freehold land and buildings, part of an agreement with the developer for the construction of Unity Place, to be highly probable at the balance sheet date. As such, the Santander UK group classified these properties, which are included in the Corporate Centre segment and carried at their sales prices, as held for sale. The sale is expected to complete in H2 2023 with no gain or loss.

At 30 June 2023, assets held for sale comprised:

	30 June 2023	31 December 2022
	£m	£m
Assets
Property, plant and equipment	49	49
Total assets held for sale	49	49